                                                                    EXHIBIT 99.7

DEBTOR:  DELTA QUEEN COASTAL VOYAGES, L.L.C.        CASE NUMBER:  01-10964 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached November Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





 /s/ STEVE MOELLER
--------------------
Steve Moeller
Director, Accounting

DEBTOR:  DELTA QUEEN COASTAL VOYAGES, L.L.C.        CASE NUMBER:  01-10964 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to November Monthly Operating Report

                     Summary Of Bank And Investment Accounts       Attachment 1
                       Delta Queen Coastal Voyages, L.L.C.
Summary                     Case No: 01-10964 (EIK)                    UNAUDITED
Delta Queen Coastal
Voyages, LLC               For Month Of November, 2002


                                          Balances
                            -----------------------------------      Receipts &          Bank
                                   Opening              Closing      Disbursements       Statements       Account
Account                     As Of 11/01/02        As Of 11/30/02     Included            Included         Reconciled
-------                     --------------        --------------     -------------       ----------       ----------
No Bank Or Investment            NA                    NA               NA                   NA              NA
Accounts

                            Receipts & Disbursements               Attachment 2
                       Delta Queen Coastal Voyages, L.L.C.
Summary                      Case No: 01-10964 (EIK)
Delta Queen Coastal        For Month Of November, 2002
Voyages, LLC
Attach 2



       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                  Concentration & Investment Account Statements     Attachment 3
                       Delta Queen Coastal Voyages, L.L.C.
Summary                      Case No: 01-10964 (EIK)
Delta Queen Coastal        For Month Of November, 2002
Voyages, LLC
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 11-DEC-02 16:48:26
INCOME STATEMENT - ATTACHMENT 4                        Page:   1
Current Period: NOV-02

currency USD
Company=30 (DELTA QUEEN COAST VOY)


                                               PTD-Actual
                                                30-Nov-02
                                               ----------
Revenue
Gross Revenue                                         0.00
Allowances                                            0.00
                                               -----------
Net Revenue                                           0.00

Operating Expenses
Air                                                   0.00
Hotel                                                 0.00
Commissions                                           0.00
Onboard Expenses                                      0.00
Passenger Expenses                                    0.00
Vessel Expenses                                       0.00
Layup/Drydock Expense                                 0.00
Vessel Insurance                                      0.00
                                               -----------
Total Operating Expenses                              0.00

                                               -----------
Gross Profit                                          0.00

SG&A Expenses
Sales & Marketing                                     0.00
Start-Up Costs                                        0.00
                                               -----------
Total SG&A Expenses                                   0.00

                                               -----------
EBITDA                                                0.00

Depreciation                                          0.00

                                               -----------
Operating Income                                      0.00

Other Expense/(Income)
Interest Income                                       0.00
Equity in Earnings for Sub                       (1,570.88)
Reorganization expenses                               0.00
                                               -----------
Total Other Expense/(Income)                      1,570.88

                                               -----------
Net Pretax Income/(Loss)                         (1,570.88)

Income Tax Expense                                    0.00

                                               -----------
Net Income/(Loss)                                (1,570.88)
                                               ===========

AMCV US SET OF BOOKS                                   Date: 11-DEC-02 16:54:07
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: NOV-02

currency USD
Company=30 (DELTA QUEEN COAST VOY)


                                                   YTD-Actual        YTD-Actual
                                                   30-Nov-02         22-Oct-01
                                              -----------------   ----------------
ASSETS

Cash and Equivalent                                        0.00               0.00

Restricted Cash                                            0.00               0.00

Accounts Receivable                                        0.00               0.00

Inventories                                                0.00               0.00

Prepaid Expenses                                           0.00               0.00

Other Current Assets                                       0.00               0.00
                                              -----------------   ----------------
Total Current Assets                                       0.00               0.00


Fixed Assets                                               0.00               0.00

Accumulated Depreciation                                   0.00               0.00
                                              -----------------   ----------------
Net Fixed Assets                                           0.00               0.00


Net Goodwill                                               0.00               0.00

Intercompany Due To/From                            (412,107.06)       (411,482.06)

Net Deferred Financing Fees                                0.00               0.00

Net Investment in Subsidiaries                   (95,932,537.48)    (12,652,491.22)
                                              -----------------   ----------------
Total Other Assets                               (96,344,644.54)    (13,063,973.28)

                                              -----------------   ----------------
Total Assets                                     (96,344,644.54)    (13,063,973.28)
                                              =================   ================

AMCV US SET OF BOOKS                                   Date: 11-DEC-02 16:54:07
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: NOV-02

currency USD
Company=30 (DELTA QUEEN COAST VOY)


                                                   YTD-Actual       YTD-Actual
                                                   30-Nov-02        22-Oct-01
                                               ----------------  ---------------
LIABILITIES

Accounts Payable                                           0.00             0.00

Accrued Liabilities                                        0.00             0.00

Deposits                                                   0.00             0.00
                                               ----------------  ---------------
Total Current Liabilities                                  0.00             0.00


Long Term Debt                                             0.00             0.00

Other Long Term Liabilities                       (2,896,625.10)   (2,896,625.10)
                                               ----------------  ---------------
Total Liabilities                                 (2,896,625.10)   (2,896,625.10)


Liabilities Subject to Compromise                          0.00             0.00


OWNER'S EQUITY

Common Stock                                               0.00             0.00

Add'l Paid In Capital                                      0.00             0.00

Current Net Income (Loss)                        (82,586,375.15)   (6,703,754.04)

Retained Earnings                                (10,861,644.29)   (3,463,594.14)
                                               ----------------  ---------------
Total Owner's Equity                             (93,448,019.44)  (10,167,348.18)

                                               ----------------  ---------------
Total Liabilities & Equity                       (96,344,644.54)  (13,063,973.28)
                                               ================  ===============

Delta Queen Coastal               ATTACHMENT 6                    01-10964(JWV)
Voyages, LLC        Summary List of Due To/Due From Accounts
                      For the Month Ended November 30, 2002


                                                        BEGINNING                                              ENDING
AFFILIATE NAME                          CASE NUMBER      BALANCE              DEBITS           CREDITS         BALANCE
American Classic Voyages Co.            01-10954        (934,299.38)               --                --      (934,299.38)
AMCV Cruise Operations, Inc.            01-10967         190,721.38                --                --       190,721.38
The Delta Queen Steamboat Co.           01-10970         882,015.56            840.59          2,427.34       880,428.81
Great AQ Steamboat, L.L.C               01-10960        (144,264.37)               --                --      (144,264.37)
Great Pacific NW Cruise Line, L.L.C     01-10977        (118,887.26)               --                --      (118,887.26)
Great River Cruise Line, L.L.C          01-10963         (18,978.71)               --                --       (18,978.71)
Great Ocean Cruise Line, L.L.C          01-10959         (85,950.95)               --                --       (85,950.95)
Cape Cod Light, L.L.C                   01-10962           5,738.80                --                --         5,738.80
Cape May Light, L.L.C                   01-10961        (188,202.13)         2,427.34            840.59      (186,615.38)
                                                        ----------------------------------------------------------------
                                                        (412,107.06)         3,267.93          3,267.93      (412,107.06)
                                                        ================================================================

                        Delta Queen Coastal Voyages, LLC
                                 01-10964 (JWV)




                            Accounts Receivable Aging
                             As of November 30, 2002







                                  Attachment 7


                                 Not Applicable

                        Delta Queen Coastal Voyages, LLC
                                 01-10964 (JWV)




                             Accounts Payable Detail
                             As of November 30, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR:  DELTA QUEEN COASTAL VOYAGES, LLC           CASE NUMBER:  01-10964 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO NOVEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax basis of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.